Exhibit 10.1

AMENDMENT AGREEMENT

dated 25 February 2013

between

(1) GULFMARK AMERICAS, INC.

as Original Borrower

(2) GULFMARK OFFSHORE, INC.

as Parent and Original Guarantor

(3) THE ROYAL BANK OF SCOTLAND PLC, WELLS FARGO BANK, N.A. AND

JPMORGAN CHASE BANK, N.A.

as Arrangers

(4) THE ROYAL BANK OF SCOTLAND PLC, WELLS FARGO BANK, N.A. AND

JPMORGAN CHASE BANK, N.A.

as Lenders

(5) THE ROYAL BANK OF SCOTLAND PLC

as Agent

(6) THE ROYAL BANK OF SCOTLAND PLC

as Security Agent

Relating to a US$150,000,000 Facility Agreement originally dated 21 September 2012

Pinsent Masons LLP

13 Queen’s Road

Aberdeen

AB15 4YL

Tel:+44 (0)1224 377900

Fax:+44 (0)1224 377901

Web Site: http://www.pinsentmasons.com

AMENDMENT AGREEMENT—EXECUTION VERSION.TMP

TABLE OF CONTENTS

Clause	Heading	Page No.
1	INTERPRETATION	1
2	AMENDMENTS	1
3	LONGSTOP	3
4	CONDITIONS SUBSEQUENT	4
5	GUARANTEE AND SECURITY	4
6	REPEATING OF REPRESENTATIONS	4
7	FEES AND EXPENSES	4
8	FINANCE DOCUMENT	4
9	COUNTERPARTS	4
10	GOVERNING LAW	4
SCHEDULE ONE Corporate Authorisations		5

i

THIS AGREEMENT is made on 25 February 2013 between:

(1)	GULFMARK AMERICAS, INC., a company incorporated in Delaware with charter number 4071108 (the “ Original Borrower”);

(2)	GULFMARK OFFSHORE, INC., a company incorporated in Delaware with charter number 2689611 (the “Parent” and “Original Guarantor”);

(3)	THE ROYAL BANK OF SCOTLAND PLC, WELLS FARGO BANK, N.A. AND JPMORGAN CHASE BANK, N.A. as arrangers (the “Arrangers”);

(4)	THE ROYAL BANK OF SCOTLAND PLC, WELLS FARGO BANK, N.A. AND JPMORGAN CHASE BANK, N.A. as lenders (the “Lenders”);

(5)	THE ROYAL BANK OF SCOTLAND PLC as agent of the other Finance Parties (the “Agent”); and

(6)	THE ROYAL BANK OF SCOTLAND PLC as security trustee for the Secured Parties (the “Security Agent”).

IT IS AGREED AS FOLLOWS:-

1	INTERPRETATION

1.1	Definitions

Unless otherwise defined in this Agreement or the context otherwise requires, terms defined in the Facility Agreement (as defined below) (whether expressly or by incorporation) shall have the same meaning when used in this Agreement. In addition:

“Effective Date” means the date of this Agreement; and

“Facility Agreement” means the Facility Agreement originally dated 21 September 2012 entered into between, inter alia, the Original Borrower and the Agent.

1.2	Incorporation

The provisions of clauses 1.2 (Construction), 1.3 (Third Party Rights), 37 (Notices), 39 (Partial Invalidity), 40 (Remedies and waivers) and 45 (Enforcement) of the Facility Agreement shall be incorporated into, and apply to, this Agreement, mutatis mutandis, as if the same had been set out in full herein. Except as otherwise expressly set forth herein, the Facility Agreement shall continue in full force and effect without amendment or modification thereto.

2	AMENDMENTS

From the Effective Date, the Facility Agreement shall be amended as follows:

(a)	the definition of “Margin” in Clause 1.1 of the Facility Agreement shall be amended so that the table which appears in paragraph (b) of the definition shall be deleted and replaced in its entirety with the following table:

Leverage Ratio	Margin % p.a.
Greater than 3.0	3.5
Greater than 2.5 but less than or equal to 3.0	3.0
Greater than 2.0 but less than or equal to 2.5	2.5
Greater than 1.5 but less than or equal to 2.0	2.25
Greater than 1.0 but less than or equal to 1.5	2.0
Less than or equal to 1.0	1.75

(b)	Clause 24.1.1 of the Facility Agreement shall be deleted in its entirety and replaced with the following:

“The Parent shall not permit the Leverage Ratio, for any period of four consecutive fiscal quarters of the Parent ending on a Quarter Date specified below, to exceed the ratio set forth below opposite such Quarter Date:

Quarter Date	Leverage Ratio
occurring on or after 30 September 2012 and on or prior to 31 December 2012	3.0 to 1.0
occurring on or after 31 March 2013 and on or prior to 31 December 2013	5.0 to 1.0
occurring on or after 31 March 2014 and on or prior to 30 June 2014	4.0 to 1.0
occurring on or after 30 September 2014 and on or prior to 31 December 2014	3.5 to 1.0
occurring on or after 31 March 2015 and on or prior to 31 December 2015	2.75 to 1.0
occurring on or after 31 March 2016 and on or prior to the Termination Date	2.5 to 1.0

(c)	Clause 24 of the Facility Agreement shall be amended so that a new clause shall be added, which shall be numbered Clause 24.1.5, as follows:

“Clause 24.1.5 Senior Secured Leverage Ratio: The Parent shall not permit the Senior Secured Leverage Ratio, for any period of four consecutive fiscal quarters of the Parent ending on a Quarter Date occurring on or after 31 March 2013 and on or prior to 31 December 2014, to exceed 1.75 to 1.0.

(d)	Clause 24.2.1 of the Facility Agreement shall be amended so that the words “Subject to 24.2.2 below,” where they appear at the beginning of that Clause shall be deleted.

(e)	Clause 24.2.2 of the Facility Agreement shall be deleted in its entirety.

(f)	Clause 24.3 of the Facility Agreement shall be amended such that in the definition of “Leverage Ratio”, the words “Financial Quarters” shall be replaced with the words “fiscal quarters”.

(g)	Clause 24.3 of the Facility Agreement shall be amended so that the following definitions shall be included:

“Senior Debt” means, at any time, the aggregate amount of all loans and obligations outstanding in respect of (i) this Agreement and (ii) the NOK 600,000,000 multicurrency revolving credit facility agreement between, amongst others, GulfMark Rederi ASA and DNB Bank ASA (as Arranger and Agent) dated 27 December 2012 as amended from time to time and (iii) any other senior secured facilities of the Group from time to time and providing for the making of loans (it being acknowledged hereby for the avoidance of doubt that Senior Debt shall be calculated without regard to Accounting Standards Codification 815 or any accrual for a termination value not then due and owing under any Hedging Arrangement); and

“Senior Secured Leveraged Ratio” means, on any date, the ratio of Senior Debt to Consolidated Adjusted EBITDAfor the most recently ended four consecutive fiscal quarters of the Parent.

3	LONGSTOP

(a)	If the Effective Date has not occurred by 5pm, London time, on February 28, 2013, then this Agreement shall automatically terminate.

(b)	The Agent shall promptly notify the Original Borrower of the occurrence of the Effective Date.

4	CONDITIONS SUBSEQUENT

Within 20 Business Days after the date of this Agreement, the Original Borrower shall:-

4.1	deliver to the Agent the following legal opinions, each addressed to the Agent, the Security Agent and the Original Lenders and capable of being relied upon by the Finance Parties:

(a)	a legal opinion of Fulbright & Jaworski LLP, US legal advisers to the Original Borrower and Parent as to US and Delaware law in form and content satisfactory to the Agent;

(b)	a legal opinion of Strasburger & Price, LLP, US legal advisers to the Original Borrower and Parent as to the Original Fleet Mortgage in form and content satisfactory to the Agent; and

(c)	a legal opinion of Pinsent Masons LLP, UK legal advisers to the Agent as to English law in form and content satisfactory to the Agent; and

4.2	deliver the corporate authorisations set forth on Schedule One attached hereto.

5	GUARANTEE AND SECURITY

With effect from the Effective Date, each Obligor confirms that any security or guarantee created or given by it under the Finance Documents (including under clause 21 (Guarantee and indemnity) of the Facility Agreement) will:

(a)	continue in full force and effect; and

(b)	extend to all liabilities and obligations of the Obligors arising under the Facility Agreement as amended by this Agreement.

6	REPEATING OF REPRESENTATIONS

Each Obligor makes the Repeating Representations to each Finance Party on the date of its signature of this Agreement and on the Effective Date.

7	FEES AND EXPENSES

7.1	The Original Borrower shall pay to the Agent (for the account of each Original Lender) an amendment fee computed at the rate of 0.2% of each Original Lender’s Commitment under the Facility Agreement, within five Business Days after the date of this Agreement.

7.2	The Original Borrower shall promptly on demand pay the Agent the amount of all reasonable costs and expenses (including reasonable legal fees) incurred by it in connection with the entering into of this Agreement and the transactions contemplated thereby.

8	FINANCE DOCUMENT

Each of the parties hereby designate this Agreement as a Finance Document for the purposes of the Facility Agreement and the other Finance Documents.

9	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10	GOVERNING LAW

This Agreement and any non-contractual obligation arising out of or connected with this Agreement are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE ONE

Corporate Authorisations

The Obligors

(a)	Certified true copies of the following:-

(i)	Certificate of Good Standing (Texas) for GulfMark Americas, Inc.;

(ii)	Certificate of Good Standing (Texas) for GulfMark Offshore, Inc.;

(iii)	Certificate of Good Standing (Delaware) for GulfMark Americas, Inc.;

(iv)	Certificate of Good Standing (Delaware) for GulfMark Offshore, Inc.;

(v)	Certificate of UCC Search from Delaware on GulfMark Americas, Inc.;

(vi)	Certificate of UCC Search from Delaware on GulfMark Offshore, Inc.;

(vii)	Corporate Resolutions (as described in sub-clause (b) below) and Certificates of Incumbency for each of the Obligors.

(b)	A copy of a resolution of the board of directors of each Obligor:

(i)	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute, deliver and perform the documents required hereby to which it is a party;

(ii)	authorising a specified person or persons to execute the documents required hereby to which it is a party on its behalf; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the documents to which it is a party.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above in relation to such documents.

(d)	A certificate of the Parent confirming that the amendments contemplated in this Agreement would not cause any borrowing, guarantee, security or similar limit binding on any Obligor to be exceeded.

(e)	A certificate of an authorised signatory of the Parent or other relevant Obligor certifying that each copy of its resolutions specified in this Schedule One is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.

(f)	An officer’s certificate of each Obligor certifying that there has been no change to its Certificate of Incorporation, Bylaws, Domicile Address, EIN and Charter Number since the documents were last provided to the Agent.

SIGNATORIES

THE PARENT AND ORIGINAL GUARANTOR GULFMARK OFFSHORE, INC.

By:	/s/ Quintin V. Kneen

THE ORIGINAL BORROWER GULFMARK AMERICAS, INC.

By:	/s/ Quintin V. Kneen

THE ARRANGERS THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ David Canning

WELLS FARGO BANK, N.A.

By:	/s/ Corbin M. Womac

JPMORGAN CHASE BANK, N.A.

By:	/s/ Donald K. Hunt

THE LENDERS THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ David Canning

WELLS FARGO BANK, N.A.

By:	/s/ Corbin M. Womac

JPMORGAN CHASE BANK, N.A.

By:	/s/ Donald K. Hunt

THE AGENT THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Sarah Kushin

THE SECURITY AGENT THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Sarah Kushin